                   AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

BORROWER:  SPECTRIAN CORPORATION
           350 WEST JAVA DRIVE
           SUNNYVALE, CA 94089

LENDER:    SILICON VALLEY BANK
           3003 TASMAN DRIVE
           SANTA CLARA, CA 95054

===============================================================================

THIS AMENDED AND RESTATED BUSINESS LOAN AGREEMENT BETWEEN SPECTRIAN CORPORATION ("BORROWER") AND SILICON VALLEY BANK ("LENDER") IS MADE AND EXECUTED ON THE FOLLOWING TERMS AND CONDITIONS. BORROWER HAS RECEIVED PRIOR COMMERCIAL LOANS FROM LENDER OR HAS APPLIED TO LENDER FOR A COMMERCIAL LOAN OR LOANS AND OTHER FINANCIAL ACCOMMODATIONS, INCLUDING THOSE WHICH MAY BE DESCRIBED ON ANY EXHIBIT OR SCHEDULE ATTACHED TO THIS AGREEMENT. ALL SUCH LOANS AND FINANCIAL ACCOMMODATIONS, TOGETHER WITH ALL FUTURE LOANS AND FINANCIAL ACCOMMODATIONS FROM LENDER TO BORROWER, ARE REFERRED TO IN THIS AGREEMENT INDIVIDUALLY AS THE "LOAN" AND COLLECTIVELY AS THE "LOANS." BORROWER UNDERSTANDS AND AGREES THAT: (A) IN GRANTING, RENEWING, OR
EXTENDING ANY LOAN, LENDER IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS, AS SET FORTH IN THIS AGREEMENT; (B) THE GRANTING, RENEWING, OR EXTENDING OF ANY LOAN BY LENDER AT ALL TIMES SHALL BE SUBJECT TO LENDER'S SOLE JUDGMENT AND DISCRETION; AND (C) ALL SUCH LOANS SHALL BE AND SHALL REMAIN SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of FEBRUARY 11, 1997, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

    AGREEMENT. The word "Agreement" means this Amended and Restated Business Loan Agreement, as this Amended and Restated Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Amended and Restated Business Loan Agreement from time to time.

    BORROWER. The word "Borrower" means Spectrian Corporation. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

    CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

    CASH FLOW. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

    COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

    DEBT. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt.

    ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

    GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

    GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

    INDEBTEDNESS. The word "Indebtedness" means and includes indebtedness now existing or hereinafter arising, or incurred, including, without limitation, the indebtedness evidence by the Note, including, all principal and interest, together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

    LENDER. The word "Lender" means Silicon Valley Bank, its successors and assigns.

    LIQUID ASSETS. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's readily marketable securities.

    LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accomodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

    NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

                   AMENDED AND RESTATED BUSINESS LOAN AGREEMENT
                                  PAGE 2

    PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender;
    (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchased money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

    RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

    SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

    SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed or trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

    SARA. The word "SARA" means the Superfund Amendments and
    Reauthorization Act of 1986 as now or hereafter amended.

    SUBORDINATED DEBT. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

    TANGIBLE NET WORTH. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

    WORKING CAPITAL. The words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.


    LOAN DOCUMENTS. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests; (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel.

    BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

    PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

    REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

    NO EVENT OF DEFAULT. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

    ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of California and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

    AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower, do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

    FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations as disclosed in such financial statements.

    LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

    PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lenders as as accepted by Lender, and except for property tax liens for taxes not presently due and payable. Borrower owns and has good title to all of Borrower's

                  AMENDED AND RESTATED BUSINESS LOAN AGREEMENT
                                     PAGE 3

     properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

     HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release", as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C.
     Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties.
     (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

     LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

     BINDING EFFECT. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

     COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

     EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

     INVESTMENT COMPANY ACT. Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     PUBLIC UTILITY HOLDING COMPANY ACT. Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     REGULATIONS G, T, AND U. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System).

     LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 350 West Java Drive, Sunnyvale, CA 94089. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

     INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     CLAIMS AND DEFENSES. There are no defenses or counterclaims, offsets or other adverse claims, demands or actions of any kind, personal or otherwise, that Borrower, Grantor, or any Guarantor could assert with respect to the Note, Loan, Indebtedness, this Agreement, or the Related Documents.

                  AMENDED AND RESTATED BUSINESS LOAN AGREEMENT
                                     PAGE 4

     SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

     LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than five (5) days upon becoming available, copies of all statements, reports and notices sent or made available generally by each Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender, at the same time the Financial Statements referred to above are submitted to Lender, and at the time of each disbursement of Loan proceeds, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

     ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE. Borrower shall provide to Lender, prior to the initial advance under the line of credit facility, and, thereafter, not later than twenty (20) days after the end of each month, with an aged list of accounts receivable and accounts payable (or 20 days after the end of each fiscal quarter if the outstanding balance under the line of credit facility remains at zero ($0.00)). Lender shall conduct audits at Lender's discretion. Borrower's deposit account will be debited for the audit expense and a notification will be mailed to Borrower.

     FINANCIAL COVENANTS. Borrower shall maintain, on a quarterly basis, beginning quarter ending March 31, 1997, a minimum quick ratio of 1.25 to 1.00; a minimum tangible net worth of $38,000,000.00; a minimum liquidity of 2 times the outstanding balance under Borrower's term loan facilities; and a maximum total debt to tangible net worth ratio of
     1.00 to 1.00. Furthermore, Borrower shall achieve quarterly profitability, with an allowance for one quarterly loss in each fiscal year not to exceed $750,000.00.

     ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

     INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

     INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

     OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

     LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

     TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and
     (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

     PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

          AMENDED AND RESTATED BUSINESS LOAN AGREEMENT
                            PAGE 5

OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

ENVIRONMENTAL STUDIES. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance defined as toxic or a hazardous substance under any applicable federal, state, or local law, rule, regulation, order or directive, or any waste or by-product thereof, at or affecting any property or any facility owned, leased or used by Borrower.

INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender.

   INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

   CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
   (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

   LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

BORROWING BASE FORMULA. Funds shall be advanced under the Line according to a borrowing base formula, as determined by Lender on a monthly basis, defined as follows: (a) the lessor of (i) $6,000,000.00 or (ii) the sum of eighty percent (80%) of eligible domestic, Canadian and pre-approved accounts receivable and one hundred percent (100%) of accounts receivable supported by letters of credit (in form and substance acceptable to Lender), minus (b) the face amount of outstanding letters of credit (including drawn but unreimbursed letters of credit, minus (c) the Credit Card Sublimit. Eligible accounts receivable shall include, but not be limited to, those accounts outstanding less than 90 days from the date of invoice, excluding government, non-approved foreign, contra, and intercompany accounts; and exclude accounts wherein 50% or more of the account is outstanding more than 90 days from the date of invoice. Except for Northern Telecom, which shall be allowed a concentration of up to 40% of total accounts, any account which alone exceeds 25% of total accounts will be ineligible to the extend said account exceeds 25% of total accounts. Also exclude any credit balances which are aged past 90 days. Also ineligible are any accounts which Lender in its sole judgment excludes for valid credit reasons.

LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement, Lender agrees to issue or cause to be issued letters of credit for the account of Borrower in an aggregate face amount not to exceed the lesser of
(i) $6,000,000.00 or the Borrowing Base formula minus (ii) the Credit Card Sublimit, minus (iii) the then outstanding principal balance of the line of credit facility; PROVIDED that the face amount of outstanding letters of credit (including drawn but unreimbursed Letters of Credit) shall not in any case exceed One Million and 00/100 Dollars ($1,000,000.00). Each such letter of

          AMENDED AND RESTATED BUSINESS LOAN AGREEMENT
                            PAGE 6

credit shall have an expiry date no later than one hundred eighty (180) days after the maturity date of the line of credit provided that Borrower's letter of credit reimbursement obligation shall be secured by cash on terms acceptable to Lender at any time after the maturity date if the term of the Agreement is not extended by Lender. All such letters of credit shall be, in form and substance, acceptable to Lender in its sole discretion and shall be subject to the terms and conditions of Lender's form of application and letter of credit agreement.

Borrower shall indemnify, defend and hold Lender harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any letters of credit agreement.

Borrower may request that Lender issue a letter of credit payable in a currency other than United States Dollars. If a demand for payment is made under any such letter of credit, Lender shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

Upon the issuance of any letter of credit payable in a currency other than United States Dollars, Lender shall create a reserve (the "Letter of Credit Reserve") under the line of credit for letters of credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such letter of credit. The amount of such reserve may be amended by Lender from time to time to account for fluctuations in the exchange rate. The availability of funds under the line of credit shall be reduced by the amount of such reserve for so long as such letter of credit remains outstanding.

CREDIT CARD SUBLIMIT. Subject to the terms and conditions of the Loan Agreement, Lender agrees to issue or cause to be issued corporate credit cards for the executives of Borrower in an aggregate credit limit not to exceed One Hundred Thousand and 00/100 Dollars ($100,000.00). Such aggregate credit limit shall reduce the amount otherwise available to be borrowed under the line of credit, by a factor of 1.25 (i.e. in an amount equal to $125,000.00) (the "Credit Card Sublimit"). All such credit cards shall be subject to Lender's forms, in its sole discretion.

LOAN ADVANCES. Lender, in its discretion, will make Loans to Borrower, in amounts determined by Lender, up to the amounts defined and permitted in this Agreement and the Related Documents, including, but not limited to the Note or Notes executed by Borrower (the "Credit Limit"). Borrower's responsible for monitoring the total amount of Loans and Indebtedness outstanding from time to time, and Borrower shall not permit the same, at any time, to exceed the Credit Limit. If, at any time, the total of all outstanding Loans and Indebtedness exceed the Credit Limit. Borrower shall immediately pay the amount of the excess to Lender, without notice or demand.

AMENDMENT AND RESTATEMENT. This Amended and Restated Business Loan Agreement amends and restates the terms and conditions of that certain Business Loan Agreement dated May 21, 1992, as amended. The indebtedness continues to be secured by, among other things a Commercial Security Agreement dated March 21, 1996, executed by Borrower.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

   DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

   OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

   DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

   FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

   DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related
   Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

   INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

   CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

   EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness.

   CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

   ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or

                  AMENDED AND RESTATED BUSINESS LOAN AGREEMENT
                                    PAGE 7


otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

DEFAULT RATE. Following an Event of Default, including failure to pay upon final maturity, Lender, at its option, may de one or both of the following:
(i) increase the variable interest rate on the Note to five (5) percentage points over the otherwise effective interest rate, and (ii) add any unpaid accrued interest to the principal and such sum shall bear interest therefrom until paid in full.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Santa Clara County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to
     Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     BORROWER INFORMATION. Borrower consents to the release of information on or about Borrower by Lender in accordance with any court order, law or regulation and in response to credit inquiries concerning Borrower.

     NON-LIABILITY OF LENDER. The relationship between Borrower and
     Lender is a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Borrower. Borrower is exercising its own judgment with respect to Borrower's business. All information supplied to Lender is for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise, or inform Borrower of any matter with respect to Borrower's business. Lender and Borrower intend that Lender may reasonably rely on all information supplied by Borrower to Lender, together with all representations and warranties given by Borrower to Lender, without investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender's right to so rely.

     NOTICE OF LENDER'S BREACH. Borrower must notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of action or offset against Lender within thirty
     (30) days after the occurrence of such breach or after the accrual of such claim, cause of action or offset. Borrower waives any claim, cause of action or offset for which notice is not given in accordance with this paragraph. Lender is entitled to rely on any failure to give such notice.

     BORROWER INDEMNIFICATION. Borrower shall indemnify and hold Lender harmless from and against all claims, costs, expenses, losses, damages, and liabilities of any kind, including but not limited to attorneys' fees and expenses, arising out of any matter relating directly or indirectly to the indebtedness, whether resulting from internal disputes of the Borrower, disputes between Borrower and any Guarantor, or whether involving any third parties, or out of any other matter whatsoever related to this Agreement or the Related Documents, but excluding any claim or liability which arises as a direct result of Lender's gross negligence or willful misconduct. This indemnity shall survive full repayment and satisfaction of the indebtedness and termination of this Agreement.

     COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same Agreement.

     COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law. Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent

                 AMENDED AND RESTATED BUSINESS LOAN AGREEMENT
                                  PAGE 8


     permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

     SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

     TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AMENDED AND RESTATED BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF FEBRUARY 11, 1997.


BORROWER:
Spectrian Corporation

By: /s/ Garrett A. Garrettson
    ------------------------------
Name: Garrett A. Garrettson
      ----------------------------
Title: President and CEO
       ---------------------------





LENDER:
Silicon Valley Bank

By: /s/ Michael J. Rose
    -----------------------------
Name: Michael J. Rose
      ---------------------------
Title: Vice President
       --------------------------

                              AMENDED AND RESTATED

                                 PROMISSORY NOTE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BORROWER:   SPECTRIAN CORPORATION         LENDER:   SILICON VALLEY BANK
            350 WEST JAVA DRIVE                     3003 TASMAN DRIVE
            SUNNYVALE, CA  94089                    SANTA CLARA, CA  95054

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal Amount: $6,000,000.00    Initial Rate: 8.250%     Date of Note: February 11, 1997

PROMISE TO PAY. Spectrian Corporation ("Borrower") promises to pay to Silicon Valley Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Six Million & 00/100 Dollars ($6,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on July 31, 1997. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning February 28, 1997, and all subsequent interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each time the prime rate is adjusted by Silicon Valley Bank. The Index currently is 8.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the index, resulting in an initial rate of 8.250% per annum.
NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 5.000 percentage points over the index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Santa Clara County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. (Initial Here /s/ GAG) This Note shall be governed by and construed in accordance with the laws of the State of California.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

REQUEST TO DEBIT ACCOUNTS. Borrower will regularly deposit funds received from its business activities in accounts maintained by Borrower at Silicon Valley Bank. Borrower hereby requests and authorizes Lender to debit any of Borrower's accounts with Lender, specifically, without limitation, Account Number ___________, for payments of principal and interest due on the loan and any other obligations owing by Borrower to Lender. Lender will notify Borrower of all debits which Lender makes against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off.

AMENDED AND RESTATED BUSINESS LOAN AGREEMENT. This Note is subject to and shall be governed by all the terms and conditions of the Amended and Restated Business Loan Agreement of even date herewith, between Lender and Borrower, as such agreement may be amended from time to time, which Amended and Restated Business Loan Agreement is incorporated herein by reference.

AMENDMENT AND RESTATEMENT. This Amended and Restated Promissory Note amends and restates the terms and conditions of the obligations of Borrower under that certain Promissory Note dated May 21, 1992, as amended (the "Original Note") from Borrower to Lender. Nothing contained in

                              AMENDED AND RESTATED
02-11-1997                       PROMISSORY NOTE                          Page 2
                                   (Continued)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

this Amended and Restated Promissory Note shall be deemed to create or represent the issuance of new indebtedness or exchange by Borrower of the Original Note for a new Promissory Note.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Spectrian Corporation

By:  /s/  Garrett A. Garrettson
   -------------------------------------
   Name:  Garrett A. Garrettson         , Title:  President and CEO
        --------------------------------        ----------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     DISBURSEMENT REQUEST AND AUTHORIZATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


BORROWER:   SPECTRIAN CORPORATION         LENDER:   SILICON VALLEY BANK
            350 WEST JAVA DRIVE                     3003 TASMAN DRIVE
            SUNNYVALE, CA   94089                   SANTA CLARA, CA  95054

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LOAN TYPE. This is a Variable Rate (at SILICON VALLEY BANK PRIME RATE, making an initial rate of 8.250%), Revolving Line of Credit Loan to a Corporation for $6,000,000.00 due on July 31, 1997.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for (please initial):

     / / _____ Personal, Family, or Household Purposes or Personal Investment.

     /x/ _____ Business (Including Real Estate Investment).

SPECIFIC PURPOSE.  The specific purpose of this loan is: Working Capital.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $6,000,000.00 as follows:

               Amount paid to Borrower directly:                      $0.00
               Undisbursed Funds:                             $6,000,000.00
                                                              -------------

               Note Principal:                                $6,000,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED FEBRUARY 11, 1997.

BORROWER:

Spectrian Corporation

By:  /s/ Garrett A. Garrettson
   -------------------------------------
   Name: Garrett A. Garrettson          , Title: President and CEO
        --------------------------------        ----------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   PROMISSORY NOTE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BORROWER:     SPECTRIAN CORPORATION              LENDER:   SILICON VALLEY BANK
              350 WEST JAVA DRIVE                          3003 TASMAN DRIVE
              SUNNYVALE, CA 94089                          SANTA CLARA, CA 95054

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT: $4,000,000.00  INITIAL RATE: 9.000%  DATE OF NOTE:
                                                            FEBRUARY 11, 1997

PROMISE TO PAY. Spectrian Corporation ("Borrower") promises to pay to Silicon Valley Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Four Million & 00/100 Dollars ($4,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

    The Draw Period shall begin as of this date and shall end on October 31, 1997 (the "Draw Period"). Borrower will pay regular monthly payments of all accrued unpaid Interest due as of each payment date, beginning February 28, 1997 and all subsequent Interest payments will be due on the last day of each month thereafter. The outstanding principal balance on October 31, 1997 will be payable in thirty-six (36) even payments of principal, plus interest due as of each payment date, beginning November 30, 1997 and all subsequent payments of principal and interest will be due on the last day of each month thereafter. The final payment, due on October 31, 2000, will be for all outstanding principal plus all accrued interest not yet paid.

Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each time the prime rate is adjusted by Silicon Valley Bank. THE INDEX CURRENTLY IS 8.250% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 0.750 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 9.000% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.


DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, any also, if permitted under applicable law, increase the variable interest rate on this Note to 5.750 percentage points over the Index. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF SANTA CLARA COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

LINE OF CREDIT. This Note evidences a straight line of credit through the draw period. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

AMENDED AND RESTATED BUSINESS LOAN AGREEMENT. This Note is governed by all the terms and conditions of the Amended and Restated Business Loan Agreement of even date herewith, between Borrower and Lender, as such agreement may be amended from time to time, which Amended and Restated Business Loan Agreement is incorporated herein by this reference.

PAYMENT OF LOAN FEE. Borrower shall pay to Lender a fee in the amount of Twenty Thousand and 00/100 Dollars ($20,000.00) plus all

                                   PROMISSORY NOTE                        PAGE 2
                                     (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
out-of-pocket expenses.

REQUEST TO DEBIT ACCOUNTS. Borrower will regularly deposit funds received from its business activities in accounts maintained by Borrower at Silicon Valley Bank. Borrower hereby requests and authorizes Lender to debit any of Borrower's accounts with Lender, including, without limitation, Account Number ___________ for payments of principal and interest due on the loan and any other obligations owing from Borrower to Lender. Lender will notify Borrower of all debits which Lender makes against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off.

ADVANCE RATE. At any time from the date hereof through the end of the Draw Period, Borrower may request advances (each an "Advance" and collectively, the "Advances") from Lender in an aggregate amount not to exceed the principal amount of the Note. To evidence the Advances, Borrower shall deliver to Lender, at the time of each Advance request, an invoice for the equipment to be purchased. The Advances shall only be used to purchase equipment between November 1, 1996 and October 31, 1997 and shall not exceed one hundred percent (100%) of the invoice amount approved by Lender, excluding taxes, shipping and installation expense.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL OF THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

SPECTRIAN CORPORATION

BY: /s/ Garrett A. Garrettson
   ------------------------------
   NAME: Garrett A. Garrettson, TITLE: President and CEO
        ----------------------        -------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 DISBURSEMENT REQUEST AND AUTHORIZATION

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

BORROWER:  SPECTRIAN CORPORATION               LENDER:  SILICON VALLEY BANK
           350 WEST JAVA DRIVE                          3003 TASMAN DRIVE
           SUNNYVALE, CA 94089                          SANTA CLARA, CA 95054

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

LOAN TYPE. This is a Variable Rate (0.750% over SILICON VALLEY BANK PRIME RATE, making an initial rate of 9.000%), Non-Revolving Line of Credit Loan to a Corporation for $4,000,000.00 due on October 31, 2000.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

     / / Personal, Family, or Household Purposes or Personal Investment.

     /X/ Business (Including Real Estate Investment).


SPECIFIC PURPOSE. The specific purpose of this loan is: Purchase of new equipment.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $4,000,000.00 as follows:

         Undisbursed Funds:                          $4,000,000.00
                                                     -------------
         Note Principal:                             $4,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

         Prepaid Finance Charges Paid In Cash:          $20,000.00
             $20,000.00 Loan Fees

         Other Charges Paid In Cash:                        $35.00
             $35.00 UCC Search
                                                     -------------
         Total Charges Paid In Cash:                    $20,035.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED FEBRUARY 11, 1997.

BORROWER:

Spectrian Corporation

By:  /s/ Garrett A. Garrettson
    ------------------------------------------------
    Name:  Garrett A. Garrettson,  Title:  President and CEO
          -----------------------         -------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          CORPORATE RESOLUTION TO BORROW
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

BORROWER: SPECTRIAN CORPORATION                  LENDER: SILICON VALLEY BANK
          350 WEST JAVA DRIVE                            3003 TASMAN DRIVE
          SUNNYVALE, CA 94089                            SANTA CLARA, CA 95054

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF SPECTRIAN CORPORATION (THE "CORPORATION"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California as a corporation for profit, with its principal office at 350 West Java Drive, Sunnyvale, CA 94089, and is duly authorized to transact business in the State of California.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on 2/5/97, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                    POSITIONS               ACTUAL SIGNATURES
-----                    ---------               -----------------
Garrett A. Garrettson    President and CEO       x /s/ Garrett A. Garrettson
---------------------    -----------------       ---------------------------
Steven J. Blair          Acting CFO/Secy         x /s/ Steven J. Blair
---------------------    -----------------       ---------------------------

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

    BORROW MONEY. To borrow from time to time from Silicon Valley Bank ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

    EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accomodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accomodations.

    GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accomodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

    EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

    NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

    FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, INCLUDING AGREEMENTS WAIVING THE RIGHT TO A TRIAL BY JURY, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or (f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

LETTERS OF CREDIT. To execute letter of credit applications and other related documents pertaining to Lender's issuance of letters of credit.

FOREIGN EXCHANGE CONTRACTS. To execute and deliver foreign exchange contracts, either spot or forward, from time to time, in such amounts as, in the judgment of an authorized signer or signers herein authorized.

ISSUE WARRANTS. To issue warrants to purchase Borrower's capital stock for such class, series and number and on such terms, as an officer of Borrower shall deem appropriate.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

02-11-1997          CORPORATE RESOLUTION T0 BORROW                     Page 2
                          (Continued)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
IN TESTIMONY WHEREOF, I have hereunto set my hand on February 11, 1997 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                            CERTIFIED TO AND ATTESTED BY:
                                            x /s/ Steven J. Blair
                                              -------------------------------

                                            x
                                              -------------------------------

NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

[LOGO]

                             SILICON VALLEY BANK


                      PRO FORMA INVOICE FOR LOAN CHARGES


BORROWER:           Spectrian Corporation


LOAN OFFICER:       Mike Rose

DATE:               February 11, 1997


                    Loan Fee                 -- pd up
                    UCC Search               35.00

                    TOTAL FEE DUE           $35.00
                    -------------           ------



Please indicate the method of payment:

     { } A check for the total amount is attached.

     {X} Debit DDA# ____________ for the total amount.

     { } Loan proceeds


By:  /s/ PO Monahan
----------------------
  (Authorized Signer)




/s/ Michael Rose  3/3/97
------------------------------
Silicon Valley Bank     (Date)
Account Officer's Signature

                        BORROWING BASE CERTIFICATE
                           COLLATERAL SCHEDULE

-------------------------------------------------------------------------------
Borrower: Spectrian Corporation             Lender: Silicon Valley Bank
          350 West Java Drive                       3003 Tasman Drive
          Sunnyvale, CA 94089                       Santa Clara, CA 95054
                         COMMITMENT AMOUNT: $6,000,000.00

-------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
-------------------
1. Accounts Receivable Book
      Value as of                                                $
                  --------                                        -------------
                                        Non LC Supported      LC Supported

        a. Amounts over 90 days         $                     $
                                         ----------------      --------------
        b. Balance of 50% over 90       $                     $
           day accounts                  ----------------      --------------
        c. Credit balances over         $                     $
           90 days                       ----------------      --------------
        d. Non Approved Foreign         $                     $
           Accounts                      ----------------      --------------
        e. Governmental Accounts        $                     $
                                         ----------------      --------------
        f. Contra Accounts              $                     $
                                         ----------------      --------------
        g. Intercompany/Employee        $                     $
           Accounts                      ----------------      --------------
        h. Excess 25% Concentration*    $                     $
                                         ----------------      --------------
        i. Other (please explain on     $                     $
           reverse)                      ----------------      --------------
2.    TOTAL ACCOUNTS RECEIVABLE         $                     $
      DEDUCTIONS                         ----------------      --------------
3.    Eligible Accounts (Line #1        $                     $
      minus line #2                      ----------------      --------------
4(a). Funds Available (Advance          $
      Rate 80% Non LC Supported)         ----------------
4(b). Funds Available (Advance                                $
                                                                -------------
4(c). Funds Available (4(a) plus
      4(b))                                                      $
                                                                  -------------
* 40% Concentration allowed for
      Northern Telecom

OTHER COLLATERAL (Explain: NONE)
----------------
5.    Other Collateral Value as of _______                 $
                                                            --------------
6.    Net value of Other Collateral (____%)                $
      (ineligible)                                          --------------
7.    Funds available: The lesser of $______ or            $
      _______% of Line #6                                   --------------

LOAN ACTIVITY
-------------
8.    Total Funds Available (Lesser Line #4(c) or          $
      $6,000,000.00)                                        --------------
9.    Loan Balance as of ______________                    $
                                                            --------------
10.  Outstanding under Sublimits (e.g. L/C,                $
     Credit Card) as of _________                           --------------
11.  RESERVE POSITION (Line #8 minus Line #9 and           $
     Line #10)                                              --------------

The undersigned represents and warrants that as of __________, 19_____, the foregoing is true, complete and correct, and that the information reflected in this Collateral Schedule complies with the representations and warranties set forth in the AMENDED AND RESTATED BUSINESS LOAN AGREEMENT, as may be amended from time to time, between the undersigned and Silicon Valley Bank February 11, 1997.
COMMENTS:

                                                ----------------------------
                                                        BANK USE ONLY

                                                Received By:
                                                            ---------------
                                                Date:
                                                     --------------

                                                Reviewed By:
                                                            --------------
                                                Date:
                                                     -----------------
                                                ----------------------------

SPECTRIAN CORPORATION

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------

                          COMPLIANCE CERTIFICATE


To:     SILICON VALLEY BANK
        Credit Department
        3003 Tasman Drive
        Santa Clara, CA 95054


        From:    SPECTRIAN CORPORATION

The undersigned authorized Officer of SPECTRIAN CORPORATION, hereby certifies that in accordance with the terms and conditions of the Amended and Restated Business Loan Agreement the borrower is in complete compliance for the period ending __________________ of all required conditions and terms except as noted below. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistent from one period to the next except as explained in an accompanying letter or footnotes.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT           REQUIRED                                 COMPLIES
------------------           --------                                 --------
10K, 10Q and 8K + CC         Within five (5) days after filing w/SEC   YES/NO
A/R, A/P + BBC               Monthly, within 20 days*                  YES/NO

*If line of credit is at zero ($0.00) balance, then quarterly, within 20 days.

FINANCIAL COVENANT           REQUIRED              ACTUAL          COMPLIES
------------------           --------              ------          --------

MAINTAIN ON A QUARTERLY BASIS (UNLESS OTHERWISE NOTED):

Minimum Quick Ratio          1.25:1.00             ____:1.00         YES/NO
Max. Debt/TNW                1.00:1.00             ____:1.00         YES/NO
Min. Tangible Net Worth      $38,000,000.00        $__________       YES/NO
Min. Liquidity               2.00 X outstanding
                             term loan balance     $__________       YES/NO
Profitability                Quarterly basis       $__________       YES/NO
                             With allowance for one quarterly loss not to exceed $750,000.00 in any fiscal year.

COMMENTS REGARDING EXCEPTIONS:

For purposes of the foregoing, Liquidity shall be defined as unrestricted cash (and equivalents) plus the net available under Borrower's accounts receivable line of credit facility.

Very truly yours,

SPECTRIAN CORPORATION

By: ______________________________

Name: ____________________________

Title: ___________________________


                                                  ______________________________

                                                         BANK USE ONLY

                                                    RECEIVED BY: _____________

                                                    DATE: ________________

                                                    REVIEWED BY: _____________

                                                    COMPLIANCE STATUS: YES/NO
                                                  ______________________________